                                                                    Exhibit 11.1

ContiFinancial Corporation
Computation of Earnings Per Common Share


                 BASIC
Net Income                                     134,304,000

Weighted Average Shares
 1st Quarter                   44,757,322
 2nd Quarter                   46,853,920
 3rd Quarter                   46,870,941
 4th Quarter                   46,841,059
                             ------------
                  Average                       46,330,810
                                              ------------
  Year ended March 31,1998 Basic EPS          $       2.90
                                              ============

                 DILUTED

Net Income                                     134,304,000

Weighted Average Shares
 1st Quarter                   45,588,626
 2nd Quarter                   47,619,685
 3rd Quarter                   47,415,299
 4th Quarter                   47,346,187
                             ------------
                  Average                       46,992,449
                                              ------------
  Year ended March 31,1998  Diluted  EPS      $       2.86
                                              ============

                                BASIC
                                                                                            Weighted
                                                                # of shares    weighting   Ave. Shares
                                                             ---------------------------------------------
Continental Grain Shares                                         35,918,421       100%      35,918,421

Shares Issued in IPO                                              7,130,000       100%       7,130,000

Shares Acquired through exercise of options                           1,996       100%           1,996

Shares Aquired Through Accelerated Vesting -8/15/96                   1,996       100%           1,996

Shares Aquired Through Accelerated Vesting -8/15/96                  53,220       100%          53,220

Shares Aquired Through Accelerated Vesting -11/19/96                  3,990       100%           3,990

Shares Acquired through exercise of options - 1/23/97                 5,991       100%           5,991

Shares Acquired through exercise of options - 2/19/97                 3,395       100%           3,395

Shares Acquired through exercise of options - 4/11/97                 5,328      100%           5,328

Shares Acquired through exercise of options - 4/30/97                 5,326      100%           5,326

Shares Acquired through exercise of options - 5/9/97                  2,995      100%           2,995

Shares Acquired through exercise of options - 8/19/97                11,185      100%          11,185

Vested Restricted Stock of former Employees                           5,328      100%           5,328

Vested Restricted Stock of former Employees                           5,321      100%           5,321

Secondary Equity Offering                                         3,220,000      100%       3,220,000

Shares Acquired through exercise of options - 11/17/97               22,370      100%          22,370

Less: Shares repurchased for treasury:
03/04/98                                                            (15,900)      30%          (4,770)
03/06/98                                                            (40,000)      28%         (11,111)
03/10/98                                                            (45,800)      23%         (10,687)
03/11/98                                                            (23,400)      22%          (5,200)
03/12/98                                                            (30,300)      21%          (6,397)
03/13/98                                                             (4,100)      20%            (820)
03/16/98                                                             (7,200)      17%          (1,200)
03/17/98                                                            (21,000)      16%          (3,267)
03/23/98                                                             (6,000)       9%            (533)


EFFECT OF RESTRICTED SHARES:
Effect of Restricted Shares:
 Restricted Shares Outstanding during the Quarter
  Restricted Shares Granted - IPO                     1,330,532
  Vested Shares of Departed Employees:
     During the whole quarter                          (119,764)
                                                   ------------
  Oustanding Restricted Shares                        1,210,768
   Percentage Vested for whole quarter                    40.00%
                                                   ------------
      Shares Outstanding during whole quarter           484,307     484,307      100%         484,307
                                                   ============
   Percentage Vested on 3/31/98                           20.00%
                                                   ------------
    Shares Outstanding for one day                      242,154     242,154     1.10%           2,661
                                                   ============
 New Awards of Restricted Shares
  Restricted Shares Granted - 1/15/97                     6,000
   Percentage Vested for whole quarter                    20.00%
                                                   ------------
      Shares Outstanding during whole quarter             1,200       1,200      100%           1,200
                                                   ============
   Percentage Vested on 3/31/98                           20.00%
                                                   ------------
    Shares Outstanding for one day                        1,200       1,200     1.10%              13
                                                   ============


 New Awards of Restricted Shares
  Restricted Shares Granted - 4/10/97                    20,000
   Percentage Vested                                       0.00%
                                                   ------------
    Shares Outstanding                                        0           0      100%               0
                                                   ============
 New Awards of Restricted Shares
  Restricted Shares Granted - 5/1/97                      6,400
   Percentage Vested                                       0.00%
                                                   ------------
    Shares Outstanding                                        0           0      100%               0
                                                   ============

 New Awards of Restricted Shares
  Restricted Shares Granted - 9/17/97                    10,000
   Percentage Vested                                       0.00%
                                                   ------------
    Shares Outstanding                                        0           0      100%               0
                                                   ============

 Restricted Shares Outstanding for part of the Quarter:

  none                                                                                              0


  Oustanding Restricted Shares
   Percentage Vested
    Shares Outstanding                                                                              0



Weighted Average Shares                                                                    46,841,059
                                                                                         ============
Quarter income                                                                             37,454,000
                                                                                         ============
Basic Earnings Per Common Share                                                                 $0.80


                             DILUTED
                                                                                            Weighted
                                                                # of shares    weighting   Ave. Shares
                                                             ---------------------------------------------

Continental Grain Shares                                         35,918,421       100%      35,918,421

Shares Issued in IPO                                              7,130,000       100%       7,130,000

Shares Acquired through exercise of options                           1,996       100%       1,996

Shares Aquired Through Accelerated Vesting -8/15/96                   1,996       100%       1,996

Shares Aquired Through Accelerated Vesting -8/15/96                  53,220       100%      53,220

Shares Aquired Through Accelerated Vesting -11/19/96                  3,990       100%       3,990

Shares Acquired through exercise of options - 1/23/97                 5,991       100%       5,991

Shares Acquired through exercise of options - 2/19/97                 3,395       100%       3,395

Shares Acquired through exercise of options - 4/11/97                 5,328       100%       5,328

Shares Acquired through exercise of options - 4/30/97                 5,326       100%       5,326

Shares Acquired through exercise of options - 5/9/97                  2,995       100%       2,995

Shares Acquired through exercise of options - 8/19/97                11,185       100%      11,185

Vested Restricted Stock of former Employees                           5,328       100%       5,328

Vested Restricted Stock of former Employees                           5,321       100%       5,321

Secondary Equity Offering                                         3,220,000       100%   3,220,000

Shares Acquired through exercise of options - 11/17/97               22,370       100%      22,370

Less: Shares repurchased for treasury:
   03/04/98                                                         (15,900)       30%      (4,770)
   03/06/98                                                         (40,000)       28%     (11,111)
   03/10/98                                                         (45,800)       23%     (10,687)
   03/11/98                                                         (23,400)       22%      (5,200)
   03/12/98                                                         (30,300)       21%      (6,397)
   03/13/98                                                          (4,100)       20%        (820)
   03/16/98                                                          (7,200)       17%      (1,200)
   03/17/98                                                         (21,000)       16%      (3,267)
   03/23/98                                                          (6,000)        9%        (533)


EFFECT OF RESTRICTED SHARES:
 Effect through March 31, 1998
 Assumed Proceeds:
  Unamortized deferred comp. @ 3/31/98                           11,107,357
                                                               ------------
  Tax benefit on assumed exercise:

   Total Restricted Shares                1,253,168
   Ave. Market Price for quarter             25.515
                                      -------------
   Value                                 31,974,582
                                      =============
   Tax Effect (40%)                      12,789,833
   Tax Effect of compensation            10,707,161
                                      -------------
                                                                  2,082,671
                                                               ------------
 Total Assumed Proceeds                                          13,190,028
                                                               ============
 Repurchase Shares on Market
  Total Assumed Proceeds                                         13,190,028
  Ave. Market Price for quarter                                      25.515
                                                               ------------
   Number of Shares                                              516,951.92
                                                               ============
 Incremental Shares Considered to be Outstanding
  Restricted Shares                                               1,253,168
  Repurchase Shares                                                 516,952
                                                               ------------
   Incremental Shares                                               736,216       100%        736,216
                                                               ============

Effect of Options:

 Options Exercised:

 NONE


 Options Remaining:

  Number of Options                       3,081,496
  Offering Price                              21.97
                                      -------------
  Proceeds on exercising options                                 67,691,486

  Tax Effect:
   Options Remaining                      3,081,496
   Ave. Market Price for quarter             25.515
                                      -------------
   Estimated value                       78,624,370
                                      =============
   Tax Effect (40%)                      31,449,748
   Tax Effect of compensation            27,076,594
                                      -------------
                                                                  4,373,154
                                                              -------------
 Total Assumed Proceeds                                          72,064,640
                                                              =============
 Repurchase Shares on Market
  Total Assumed Proceeds                                      72,064,639.88
  Average Market Price for quarter                                   25.515
                                                              -------------
   Number of Shares                                               2,824,403
                                                              =============
 Incremental Shares Considered to be Outstanding
  Granted Options                                                 3,081,496
  Repurchase Shares                                               2,824,403
                                                              -------------
   Incremental Shares                                               257,093    100.00%        257,093
                                                              =============

Weighted Average Shares                                                                    47,346,187
                                                                                         ============
Quarter income                                                                             37,454,000
                                                                                         ============
Diluted Earnings Per Common Share                                                               $0.79
                                                                                         ============